                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  ============================================



                                    FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 29, 1998



                           POST APARTMENT HOMES, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Georgia                                      0-28226                                     58-2053632
-------------------------------                  ------------------------                ---------------------------------
(State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
        incorporation)

One Riverside, 4401 Northside Parkway, Suite 800                   30327-
               Atlanta, Georgia                                     3057
------------------------------------------------                 ----------
    (Address of principal executive offices)                     (Zip Code)



                                 (770) 850-4400
                      -----------------------------------
              (Registrant's telephone number, including area code)





                        The Exhibit Index is at page 4.


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Item 5.           Other Events

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 1,000,000 shares of Common Stock of Post Properties, Inc. (the "Shares").

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

Exhibit No.           Description
-----------           -----------
    2         --      Terms Agreement between Post Properties, Inc. and Merrill
                      Lynch, Pierce, Fenner & Smith Incorporated dated October
                      29, 1998 (incorporated by reference to Exhibit 2 to the
                      Current Report on Form 8-K/A filed by Post Properties,
                      Inc. on the date hereof)
    5         --      Opinion of King & Spalding regarding the validity of the
                      Shares (incorporated by reference to Exhibit 5 to the
                      Current Report on Form 8-K filed by Post Properties, Inc.
                      on the date hereof)
    8         --      Opinion of King & Spalding as to certain tax matters
                      (incorporated by reference to Exhibit 8 to the Current
                      Report on Form 8-K filed by Post Properties, Inc. on the
                      date hereof)
   23         --      Consent of King & Spalding (included in Exhibits 5 and 8)
   99         --      Financial results for the three and nine months ended
                      September 30, 1998 (incorporated by reference to Exhibit
                      99 to the Current Report on Form 8-K/A filed by Post
                      Properties, Inc. on the date hereof)


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          POST APARTMENT HOMES, L.P.
                                          (Registrant)

                                          BY: POST GP HOLDINGS, INC., as General
                                              Partner

Date:   November 3, 1998                      By: /s/ R. Byron Carlock, Jr.
                                                  -----------------------------
                                                  R. Byron Carlock, Jr.
                                                  Executive Vice President and
                                                  Chief Investment Officer


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


                                 EXHIBIT INDEX


Exhibit No.          Description                                                                Page
-----------          -----------                                                                ----
    2         --     Terms Agreement between Post Properties, Inc. and Merrill
                     Lynch, Pierce, Fenner & Smith Incorporated dated October
                     29, 1998 (incorporated by reference to Exhibit 2 to the
                     Current Report on Form 8-K/A filed by Post Properties,
                     Inc. on the date hereof)
    5         --     Opinion of King & Spalding regarding the validity of the Shares
                     (incorporated by reference to Exhibit 5 to the Current Report on
                     Form 8-K filed by Post Properties, Inc. on the date hereof)
    8         --     Opinion of King & Spalding as to certain tax matters
                     (incorporated by reference to Exhibit 8 to the Current Report on
                     Form 8-K filed by Post Properties, Inc. on the date hereof)
   23         --     Consent of King & Spalding (included in Exhibits 5 and 8)
   99         --     Financial results for the three and nine months ended
                     September 30, 1998 (incorporated by reference to Exhibit
                     99 to the Current Report on Form 8-K/A filed by Post
                     Properties, Inc. on the date hereof)


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